                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Turnstone Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
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          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                            TURNSTONE SYSTEMS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Thursday, May 10, 2001
                                   10:00 a.m.

TO OUR STOCKHOLDERS:

     The 2001 Annual Meeting of Stockholders of Turnstone Systems, Inc. will be held on Thursday, May 10, 2001, at 10:00 a.m. at our offices at 2220 Central Expressway, Santa Clara, California 95050. At this meeting, our stockholders will consider and vote upon the following matters:

          1. The election of two (2) Class II directors to serve three-year terms;

          2. The ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001; and

          3. The transaction of other business that may properly come before the meeting or any adjournment thereof.

     Stockholders who owned shares of our stock at the close of business on Friday, March 30, 2001 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for ten days prior to the meeting at our headquarters located at 2220 Central Expressway, Santa Clara, California 95050. A stockholder may examine the list for any legally valid purpose related to the meeting.

     Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You may also be able to submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

                                          For the Board of Directors
                                          TURNSTONE SYSTEMS, INC.

                                          /s/ ALBERT Y LIU
                                          Albert Y. Liu
                                          Secretary

Santa Clara, California
April 10, 2001

                            YOUR VOTE IS IMPORTANT.

 PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    1
  Voting Procedures.........................................    1
  Methods of Voting.........................................    1
  Revoking Your Proxy.......................................    2
  Quorum Requirement........................................    2
  Votes Required for Each Proposal..........................    2
  Abstentions and Broker Non-Votes..........................    2
  Proxy Solicitation Costs..................................    3
  Deadline for Receipt of Stockholder Proposals for 2002
     Annual Meeting.........................................    3
SUMMARY OF PROPOSALS........................................    3
PROPOSAL ONE -- ELECTION OF CLASS II DIRECTORS..............    4
  Nominees..................................................    4
  Vote Required and Board of Directors' Recommendation......    6
  Board and Committee Meetings..............................    6
  Director Compensation.....................................    6
  Audit Committee...........................................    6
  Compensation Committee Interlocks and Insider
     Participation..........................................    7
PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
  AUDITORS..................................................    8
  Fees Billed to Us by KPMG LLP During Fiscal 2000..........    8
  Vote Required and Board of Directors' Recommendation......    8
STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS....    9
EXECUTIVE COMPENSATION......................................   11
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS....   13
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....   13
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
  DIRECTORS.................................................   14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   15
CERTAIN TRANSACTIONS........................................   16
COMPANY PERFORMANCE.........................................   16
OTHER MATTERS...............................................   17

APPENDIX A: CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF
            DIRECTORS OF TURNSTONE SYSTEMS, INC. ...........  A-1

                            TURNSTONE SYSTEMS, INC.
                            ------------------------

                            PROXY STATEMENT FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                              GENERAL INFORMATION

     The board of directors of Turnstone Systems, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2001 Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 10, 2001 at our principal executive offices located at 2220 Central Expressway, Santa Clara, California 95050.

     This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote, and describes the voting procedures.

     We use several abbreviations in this proxy statement. We refer to our company as "Turnstone Systems." The term "proxy materials" includes this proxy statement, as well as the enclosed proxy card and 2001 Annual Report. References to "fiscal 2000" mean our 2000 fiscal year which began on January 1, 2000 and ended on December 31, 2000.

     Our board of directors is sending this proxy statement on or about April 10, 2001 to all our stockholders as of the record date, March 30, 2001. Stockholders who owned Turnstone Systems' common stock at the close of business on March 30, 2001 are entitled to attend and vote at the annual meeting. On the record date, approximately 64,730,961 shares of our common stock were issued and outstanding.

VOTING PROCEDURES

     As a stockholder, you have the right to vote on certain business matters affecting our company. The two proposals that will be presented at the meeting, and upon which you are being asked to vote, are discussed in the sections entitled "Proposal One" and "Proposal Two." Each share of Turnstone Systems' common stock you own entitles you to one vote. The enclosed proxy card indicates the number of shares you own. You can vote by returning the enclosed proxy in the envelope provided or by attending the annual meeting. In addition, you may be able to vote by touch-tone telephone or over the Internet if your proxy card includes instructions for voting in these manners.

METHODS OF VOTING

     Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. This ensures your shares will be voted even if you are unable to attend the meeting.

     Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

     - FOR the two named nominees for Class II directors; and

     - FOR the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

     If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to consolidate multiple accounts by contacting your broker, if you hold your shares through a brokerage account, or otherwise through our transfer agent, EquiServe Trust Company, N.A. at (781) 575-3400. Please note that shares held in certain types of accounts cannot be consolidated with other accounts (for example, retirement and non-retirement accounts cannot generally be consolidated).

     Voting by Telephone. You may be able to vote by telephone. If so, instructions are included with your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

     Voting on the Internet. You may be able to vote on the Internet. If so, instructions are included with your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

     Voting in Person at the Meeting. If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee and you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

REVOKING YOUR PROXY

     You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you may either:

     - sign and return another proxy at a later date;

     - provide written notice of the revocation to Albert Y. Liu, our Secretary, prior to the time we take the vote at the annual meeting; or

     - attend the meeting and vote in person.

QUORUM REQUIREMENT

     A quorum, which is a majority of our outstanding shares as of the record date, March 30, 2001, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you vote your shares on the Internet, by telephone, or by submitting a properly executed proxy card.

VOTES REQUIRED FOR EACH PROPOSAL

     The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

          Proposal One -- Election of Class II Directors. The two nominees receiving the highest number of votes, in person or by proxy, will be elected as Class II directors.

          Proposal Two -- Ratification of KPMG LLP as Independent
     Auditors. Ratification of KPMG LLP as our independent auditors will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

     You may vote either "for" or "withhold" your vote for each nominee for election as a director. You may vote "for," "against," or "abstain" from voting on the proposal to ratify KPMG LLP as our independent auditors.

ABSTENTIONS AND BROKER NON-VOTES

     If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to ratify the appointment of KPMG LLP as our independent auditors, your abstention will have the same effect as a vote against the proposal.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. The vote with respect to a non-routine manner is referred to as a "broker non-vote." Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast. We believe both of our proposals should be treated as routine matters. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on routine matters. To the extent your brokerage firm votes shares on your behalf on any of the proposals, your shares will be counted as present for the purpose of determining a quorum.

PROXY SOLICITATION COSTS

     We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, and mailing of proxy materials. In addition, we may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Holly B. Shaw, our investor relations representative, will tabulate the proxies and act as inspector of the election.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders intended to be presented for consideration at our 2002 annual meeting of stockholders must be received by us no later than December 13, 2001, in order that they may be included in the proxy statement and form of proxy related to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. If you intend to submit a proposal at the 2002 annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must do so no later than January 14, 2002. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2002 Annual Meeting.

                              SUMMARY OF PROPOSALS

     The board of directors has included two proposals on the agenda for the meeting. The following is a brief summary of the matters to be considered and voted upon by our stockholders.

PROPOSAL ONE -- ELECTION OF CLASS II DIRECTORS

     Our board of directors is divided into three classes, consisting of two directors each. Members of each class serve three year terms. The first proposal is the election of two Class II directors to serve until our 2004 annual meeting. Our board of directors has nominated Andrew W. Verhalen and Geoffrey Y. Yang to serve as our Class II directors. Additional information about the election of directors and a brief biography of each nominee begins on page 4.

            OUR BOARD RECOMMENDS A VOTE FOR EACH OF THESE NOMINEES.

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The second proposal is to ratify the appointment of KPMG LLP as our independent auditors. More information about this proposal begins on page 8.

    OUR BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR
                             INDEPENDENT AUDITORS.

OTHER MATTERS

     Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our Board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, or voted on the Internet or by telephone, the proxies will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934.

                                  PROPOSAL ONE

                         ELECTION OF CLASS II DIRECTORS

NOMINEES

     Our certificate of incorporation and bylaws divide our board of directors into three classes. Each class consists of one-third of the total number of directors. All directors in a given class serve contemporaneous three-year terms. At each annual meeting of stockholders, directors will be elected for three-year terms so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is elected or appointed, or until the director's death, resignation or removal. Stockholders are not entitled to cumulative voting in the election of directors.

     Our board of directors currently consists of six members. Class I presently consists of two directors whose terms will expire at the 2003 annual meeting. Class II presently consists of two directors whose terms will expire at our 2001 annual meeting. Class III presently consists of two directors whose terms will expire at our 2002 annual meeting.

     Two Class II directors are to be elected at this annual meeting. The board of directors has nominated Andrew W. Verhalen and Geoffrey Y. Yang for election to the Class II board seats. If you sign and return the enclosed proxy, your shares will be voted for these nominees, unless you indicate otherwise on your proxy. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy may be voted for a substitute nominee designated by the present board of directors to fill the vacancy. We have no reason to believe that the nominees for election will not be available to serve their prescribed terms.

     The names of the Class II nominees and our other current directors and certain information about them as of April 10, 2001 are set forth below. Information as to the stock ownership of each director and all current directors and executive officers of Turnstone Systems as a group is set forth below under "Stock Ownership of Management and Principal Stockholders."

                                                                                          CURRENT
                                                   POSITION(S)               DIRECTOR      TERM
              NAME                AGE         WITH TURNSTONE SYSTEMS          SINCE      EXPIRES+
              ----                ---         ----------------------         --------    ---------
CLASS I DIRECTORS
  Richard N. Tinsley............  36     President, Chief Executive            1998        2003
                                         Officer and Director
  P. Kingston Duffie............  40     Chief Technology Officer and          1998        2003
                                         Director
CLASS II DIRECTORS
  Andrew W. Verhalen*...........  44     Director                              1998        2001
  Geoffrey Y. Yang*.............  42     Director                              1998        2001
CLASS III DIRECTORS
  Robert J. Finocchio, Jr. .....  49     Director                              1999        2002
  John K. Peters................  53     Director                              1999        2002

---------------
+ Current term will expire at our annual meeting to be held in the year indicated.

* Class II nominees for election at the annual meeting.

     There are no family relationships among any of our directors, officers or key employees as of April 10, 2001.

CLASS I DIRECTORS -- ELIGIBLE FOR REELECTION AT 2003 ANNUAL MEETING

     Richard N. Tinsley cofounded Turnstone Systems in January 1998 and has served as President and Chief Executive Officer and as a director since that time. From August 1997 to December 1997, Mr. Tinsley was a consultant to the venture capital firms Institutional Venture Partners and Benchmark Capital Partners. From September 1993 to August 1997, Mr. Tinsley held various positions at Newbridge Networks, a designer and manufacturer of networking products, most recently as Vice President and General Manager, VIVID Business Unit. Mr. Tinsley holds an M.B.A. from the University of Dallas and a B.S. in electrical engineering from Rensselaer Polytechnic Institute.

     P. Kingston Duffie cofounded Turnstone Systems in January 1998 and has served as Chief Technology Officer and as a director since that time. From January 1998 to April 1999, he also served as Vice President, Engineering. From August 1997 to January 1998, Mr. Duffie was a consultant to Institutional Venture Partners and Matrix Partners. From May 1997 to July 1997, Mr. Duffie was Assistant Vice President, Engineering, Data Communications division, for Ascend Communications, a developer and manufacturer of wide area networking equipment. From March 1993 until April 1997, Mr. Duffie was Chief Technology Officer at Whitetree, Inc., a developer and manufacturer of high-speed switching products, which was acquired by Ascend Communications in April 1997. From April 1994 until August 1996, he also served as Vice President, Engineering of Whitetree. Mr. Duffie holds an M.S. in electrical engineering from McGill University in Montreal and a B.Sc. (Eng.) in engineering physics from Queen's University in Kingston, Ontario.

CLASS II DIRECTORS -- NOMINEES FOR ELECTION AT 2001 ANNUAL MEETING

     Andrew W. Verhalen has been a director of Turnstone Systems since January 1998. Mr. Verhalen has been a general partner of Matrix Partners, a venture capital firm, since April 1992. He also serves on the board of directors of BlueMartini Software, an enterprise software applications company, Copper Mountain Networks, a supplier of digital subscriber line-based communications products, Openwave Systems, Inc., a provider of Internet-based services for wireless telephones, and Watchguard Technologies, a provider of Internet security systems. Mr. Verhalen holds M.B.A, Masters of Engineering and B.S.E.E. degrees from Cornell University.

     Geoffrey Y. Yang has been a director of Turnstone Systems since January 1998. Since July 1987, Mr. Yang has been a general partner of Institutional Venture Partners, a venture capital firm. He has also been a Managing Director of Redpoint Ventures, a venture capital firm, since October 1999. Mr. Yang is a director of Ask Jeeves, Inc., a provider of natural-language question answering services on the Internet, and TiVo, a provider of personalized television services. Mr. Yang holds an M.B.A. from the Stanford University Graduate School of Business, a B.S.E. in Information Systems Engineering from Princeton University and a B.A. in economics from Princeton University.

CLASS III DIRECTORS -- ELIGIBLE FOR REELECTION AT 2002 ANNUAL MEETING

     Robert J. Finocchio, Jr. has been a director of Turnstone Systems since September 1999. He has been a private investor since September 2000. He served as Chairman of the Board of Informix Corporation, a provider of database systems from July 1997 to September 2000 and served as President and Chief Executive Officer of Informix from July 1997 to July 1999. From December 1988 until April 1997, Mr. Finocchio was employed with 3Com Corporation, a global data networking company, where he held various positions, most recently serving as President, 3Com Systems. Mr. Finocchio also serves as a director of Echelon Corporation, a developer of open, interoperable control networks, Latitude Communications, a teleconferencing company, and Resonate, Inc., a developer of network management software. Mr. Finocchio is also a Trustee of Santa Clara University. Mr. Finocchio holds an M.B.A. from the Harvard University Graduate School of Business and a B.S. in economics from Santa Clara University.

     John K. Peters has been a director of Turnstone Systems since June 1999. Mr. Peters has served as Chief Executive Officer of Sigma Networks, a provider of broadband metropolitan area network services, since February 2000. From July 1995 to January 2000, Mr. Peters held the position of Executive Vice President as well as various other senior management positions at Concentric Network Corporation, a provider of Internet protocol-based network services. From February 1993 to July 1995, Mr. Peters served as President of Venture Development Consulting, a consulting firm specializing in new communications and information services. Mr. Peters holds an M.B.A. from the Stanford University Graduate School of Business and a B.S. in Statistics from Stanford University.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The two nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as Class II directors. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CLASS II DIRECTOR NOMINEES AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE CLASS II DIRECTOR NOMINEES LISTED ABOVE.

BOARD AND COMMITTEE MEETINGS

     Our board of directors held 10 meetings during the fiscal year ended December 31, 2000. During the fiscal year, all of our directors attended at least 75% of the meetings of the board of directors and any applicable committee meetings. Our board of directors has standing audit, compensation, and stock option grant committees.

                   DATE OF       MEMBERS DURING                               MEETINGS HELD IN
  COMMITTEE       INCEPTION       FISCAL 2000         COMMITTEE FUNCTIONS       FISCAL 2000
  ---------     -------------  ------------------  -------------------------  ----------------
Audit.........  October 1999   Robert J.           - Reviews internal         5
                               Finocchio, Jr.        accounting procedures
                               John K. Peters      - Recommends appointment
                               (July                 of independent auditors
                               2000 to present)    - Reviews results of
                               Andrew W. Verhalen    independent audit
Compensation... March 1999     John K. Peters      - Determines compensation  3
                               Geoffrey Y. Yang      of executive officers
                                                     and directors
                                                   - Reviews general board
                                                     policies relating to
                                                   compensation and benefits
Stock           March 1999     Richard N. Tinsley  - Administers equity       No formal
  Option......                 P. Kingston Duffie    incentive plans          meetings of
                                                   - Approves employee        committee
                                                   option grants (other than  separate from
                                                     to executive officers,   meetings of
                                                     directors and            entire board
                                                     consultants)

DIRECTOR COMPENSATION

     We do not currently compensate our directors in cash for their service as members of the board of directors. Pursuant to our bylaws we may reimburse some of their expenses in connection with attending meetings of the board and its committees.

     Under our 1998 Stock Plan, which terminated upon completion of our February 2000 initial public offering, nonemployee directors were eligible to receive stock option grants at the discretion of our board of directors. We did not grant any options under our 1998 Stock Plan to our nonemployee directors in fiscal 2000.

     Under our 2000 Stock Plan, nonemployee directors receive automatic annual nondiscretionary stock option grants of 20,000 shares after fiscal 2000 and are also eligible to receive additional stock option grants at the discretion of the board of directors. Also, each person who joins our board of directors as a nonemployee director after the completion of our initial public offering in February 2000 will be automatically granted an option to purchase up to 60,000 shares under the 2000 Stock Plan. We did not grant any options under our 2000 Stock Plan to our nonemployee directors in fiscal 2000.

AUDIT COMMITTEE

     We established an audit committee in October 1999. The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent auditors. The charter of the audit committee, which is reviewed and reassessed on an annual basis, has been included as Appendix A to this proxy statement. The charter provides for an audit committee of at least three members, each of whom must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, the charter provides that at least one member of the audit committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The audit committee currently consists of Messrs. Finocchio, Peters and Verhalen. Messrs. Finocchio and Verhalen have served on the committee since its inception, and Mr. Peters has served as a member since July 2000. There is no specified term for committee members. We believe all of the members of the audit committee are independent, as the term is defined under the Nasdaq rules and regulations, and each is able to read and understand fundamental financial statements. We also believe that at least one member of the audit committee has had past financial management experience which results in the individual's financial sophistication.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to establishing the compensation committee, our board of directors as a whole performed the functions delegated to the compensation committee. No interlocking relationship exists between any member of our board of directors or our compensation committee and any member of the board of directors or compensation committee of any other company.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has selected KPMG LLP, independent auditors, to audit our financial statements for the current fiscal year ending December 31, 2001. We expect that a representative of KPMG LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

FEES BILLED TO US BY KPMG LLP DURING FISCAL 2000

  Audit Fees

     Audit fees billed to us by KPMG LLP during our 2000 fiscal year for the audit of our annual financial statements and the review of those financial statements included in our quarterly reports on Form 10-Q totaled $158,000.

  Financial Information Systems Design and Implementation Fees

     We did not engage KPMG LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

  All Other Fees

     Fees billed to us by KPMG LLP during our 2000 fiscal year for all other non-audit services rendered to us, including services related to tax compliance, Registration Statements on Form S-1 and Current Reports on Form 8-K, totaled $387,000.

     After careful consideration, the audit committee of our board of directors has concluded that the provisioning of these non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's auditor independence.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS.

            STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table provides information relating to the beneficial ownership of Turnstone Systems' common stock by each of the following as of February 28, 2001.

     - each stockholder who owns at least 5% of Turnstone Systems' common stock;

     - each of the executive officers named in the following summary compensation table and each of our directors; and

     - all of our directors and executive officers as a group.

     Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column entitled "Number of Shares Beneficially Owned" excludes the number of shares of common stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days after February 28, 2001. The number of shares subject to options that each beneficial owner has the right to acquire within 60 days of February 28, 2001 is listed separately under the column entitled "Number of Shares Underlying Options Beneficially Owned." These shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes, these stockholders have sole voting or investment power with respect to all shares, subject to applicable community property laws.

     The number and percentage of shares beneficially owned are based on 64,724,388 shares outstanding as of February 28, 2001.

                                                                            NUMBER OF
                                                                              SHARES        PERCENTAGE
                                                            NUMBER OF       UNDERLYING          OF
                                                              SHARES         OPTIONS          SHARES
                                                           BENEFICIALLY    BENEFICIALLY    BENEFICIALLY
          NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED           OWNED           OWNED
          ------------------------------------             ------------    ------------    ------------
Institutional Venture Partners(1)........................   10,813,764             --          16.7%
  3000 Sand Hill Road, Building 2, Suite 290
  Menlo Park, California 94025
Matrix Partners(2).......................................    9,829,764             --          15.2%
  Bay Colony Corporate Center
  1000 Winter Street, Suite 4500
  Waltham, Massachusetts 02451
Benchmark Capital Partners(3)............................    4,284,892             --           6.6%
  2480 Sand Hill Road, Suite 200
  Menlo Park, California 94025
Andrew W. Verhalen(4)....................................    9,927,504             --          15.3%
Geoffrey Y. Yang(5)......................................   10,876,368             --          16.8%
P. Kingston Duffie(6)....................................    5,582,260             --           8.6%
Richard N. Tinsley(7)....................................    5,615,443             --           8.7%
Terrence J. Schmid.......................................       10,000         29,166             *
Michael A. Crumlin(8)....................................      445,224         51,500             *
Catherine Millet(9)......................................      532,097        551,500           1.7%
John K. Peters(10).......................................      215,000             --             *
Robert J. Finocchio, Jr. ................................           --        200,000             *
All directors and officers as a group (14 persons)(11)...   34,651,577      1,592,582          54.7%

---------------
  *  Represents beneficial ownership of less than 1%.

 (1) Includes 9,991,438 shares held by Institutional Venture Partners VII, L.P., 221,700 shares held by Institutional Venture Management VII, L.P., 357,850 shares held by IVP Founders Fund I, L.P., and 242,776 shares held by IVP Broadband Fund L.P. Geoffrey Y. Yang, a director of Turnstone Systems, is a general partner of Institutional Venture Management VII, the general partner of Institutional Venture Partners VII.

 (2) Includes 8,824,986 shares held by Matrix Partners V, L.P. and 1,004,778 shares held by Matrix V Entrepreneurs Fund, L.P. Andrew Verhalen, a director of Turnstone Systems, is a managing member of Matrix V Management Co., L.L.C., the general partner of each entity. Mr. Verhalen has sole voting and dispositive power over the shares held by the entities associated with Matrix Partners. Mr. Verhalen disclaims beneficial ownership of the shares held by the entities associated with Matrix Partners, except to the extent of his pecuniary interest as a managing member of Matrix V Management Co., L.L.C.

 (3) Includes 3,576,706 shares held by Benchmark Capital Partners II, L.P., 423,482 shares held by Benchmark Founders' Fund II, L.P., 224,616 shares held by Benchmark Founders' Fund II-A, L.P. and 60,088 shares held by Benchmark Members' Fund, L.P.

 (4) Includes 9,829,764 shares held by entities affiliated with Matrix Partners. Mr. Verhalen is a managing member of Matrix V Management Co., L.L.C., the general partner of the entities associated with Matrix Partners. Mr. Verhalen disclaims beneficial ownership of the shares held by the entities associated with Matrix Partners, except to the extent of his pecuniary interest as a general partner.

 (5) Includes 10,813,764 shares held by entities affiliated with Institutional Venture Partners, of which Mr. Yang is a general partner. Mr. Yang disclaims beneficial ownership of the shares held by the entities affiliated with Institutional Venture Partners, except to the extent of his pecuniary interest as a general partner.

 (6) Includes 1,009,049 shares subject to repurchase as of February 28, 2001 by Turnstone Systems upon a termination of employment.

 (7) Includes 1,009,049 shares subject to repurchase as of February 28, 2001 by Turnstone Systems upon a termination of employment. Includes 4,474,468 shares held by Mr. Tinsley, 65,963 shares held by Mr. Tinsley as trustee of the Richard N. Tinsley Annuity Trust I UDT dated January 11, 2000 and 65,963 shares held by Mr. Tinsley as trustee of the Carol J. Tinsley Annuity Trust I UDT dated January 11, 2000.

 (8) Includes 245,375 shares subject to repurchase as of February 28, 2001 by Turnstone Systems upon a termination of employment. Mr. Crumlin acquired all of these shares upon the exercise of a stock option.

 (9) Includes 308,000 shares subject to repurchase as of February 28, 2001 by Turnstone Systems upon a termination of employment. Ms. Millet acquired all of these shares upon the exercise of a stock option.

(10) Includes 93,334 shares subject to repurchase as of February 28, 2001 upon a termination of status as a director. Mr. Peters acquired all of the shares upon the exercise of a stock option.

(11) Includes a total of 3,069,183 shares subject to repurchase as of February 28, 2001 by Turnstone Systems upon a termination of employment.

                             EXECUTIVE COMPENSATION

     The following table shows, for the last three fiscal years, compensation earned for services rendered to Turnstone Systems in all capacities by our Chief Executive Officer and our next four most highly compensated executive officers who earned more than $100,000 during the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                     ------------
                                         ANNUAL COMPENSATION          SECURITIES
                                     ----------------------------     UNDERLYING      ALL OTHER
   NAME AND PRINCIPAL POSITIONS      YEAR     SALARY      BONUS         OPTION       COMPENSATION
   ----------------------------      ----    --------    --------    ------------    ------------
Richard N. Tinsley.................  2000    $190,008    $      0       600,000        $
  President and Chief Executive
  Officer..........................  1999     191,265     114,759
                                     1998     170,401           0                       21,172(1)
P. Kingston Duffie.................  2000     175,000           0       300,000             --
  Chief Technology Officer.........  1999     153,461      57,548                           --
                                     1998     146,058           0
Terrence J. Schmid.................  2000     101,513(2)   38,120       950,000
  Chief Financial Officer..........  1999          --          --            --             --
                                     1998          --          --            --             --
Michael A. Crumlin.................  2000     140,005     345,340        75,000             --
  Vice President, Sales............  1999     118,076     143,387       570,000         14,055(1)
                                     1998          --          --
Catherine Millet...................  2000     175,007      65,628       100,000             --
  Vice President, Engineering......  1999     152,231      44,132     1,140,000         36,386(1)
                                     1998          --          --

---------------
(1) Represents relocation expenses.

(2) Mr. Schmid commenced employment with us in June 2000. For the 2000 fiscal year, Mr. Schmid's salary on an annualized basis was $180,000.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options granted to each of the executive officers named in the compensation table above during the fiscal year ended December 31, 2000. All of these options were granted under our 2000 Stock Plan and have a term of 10 years, subject to earlier termination in the event the optionee's services to us cease.

     The exercise prices of the options we grant are equal to the fair market value of our common stock, as determined by our board of directors, on the date of grant. The exercise price may be paid by cash or check. Under our 2000 stock plan, in the event of an acquisition of Turnstone Systems by merger or asset purchase, the vesting of each outstanding option listed below will accelerate to the extent that it would have been vested on the date twelve months following the effectiveness of the acquisition.

     Furthermore, if the acquiring corporation fails to assume or substitute the remaining unvested options, then all of the option shares will become immediately vested.

     The potential realizable value is calculated by assuming that the fair market value of our common stock increases from the date of grant of the option at assumed rates of stock appreciation of 5% and 10%, compounded annually over the 10 year term of the option, and subtracting from that result the total option exercise price. These assumed appreciation rates comply with the rules of the Securities and Exchange Commission and do not represent our prediction of the performance of our stock price.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          PERCENT OF                                 POTENTIAL REALIZABLE VALUE
                           NUMBER OF         TOTAL                                   AT ASSUMED ANNUAL RATES OF
                           SECURITIES       OPTIONS                                    STOCK APPRECIATION FOR
                           UNDERLYING     GRANTED TO      EXERCISE                          OPTION TERM
                            OPTIONS        EMPLOYEES      PRICE PER    EXPIRATION    --------------------------
          NAME              GRANTED      DURING PERIOD      SHARE         DATE           5%             10%
          ----             ----------    -------------    ---------    ----------    -----------    -----------
Richard N. Tinsley.......   600,000          5.19%         $ 7.19       12/18/10     $ 2,712,000    $ 6,876,000
P. Kingston Duffie.......   300,000          2.60            7.19       12/18/10       1,356,000      3,438,000
Terrence J. Schmid.......   600,000          5.19           66.63         6/7/10      25,140,000     63,714,000
                            350,000          3.03            7.19       12/18/10       1,582,000      4,011,000
Michael A. Crumlin.......    75,000          0.65            7.19       12/18/10         339,000        859,500
Catherine Millet.........   100,000          0.87            7.19       12/18/10         452,000      1,146,000

                  AGGREGATE OPTION EXERCISES AND OPTION VALUES

     The following table provides information relating to option exercises by the executive officers named in the summary compensation table during the fiscal year ended December 31, 2000, and the number and value of vested and unvested options held by those executive officers as of December 31, 2000.

     The "Value Realized" and the "Value of Unexercised In-the-Money Options at December 31, 2000" are based upon the fair market value of our common stock on the date of exercise or at December 31, 2000, as applicable, minus the per share exercise price, multiplied by the number of shares underlying the option.

     Options granted under our 1998 Stock Plan are immediately exercisable for all the option shares, but we may repurchase, at the original exercise price, any shares purchased under such options if the optionee's service relationship with us terminates before the shares are vested. The 1998 Stock Plan was terminated by us in February 2000. Options granted under the 2000 Stock Plan will not be exercisable prior to vesting.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                               SHARES                           SHARES UNDERLYING           VALUE OF UNEXERCISED
                              ACQUIRED         VALUE         UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                 ON        REALIZED FOR         DECEMBER 31, 2000             DECEMBER 31, 2000
                             EXERCISE OF     EXERCISED     ---------------------------   ---------------------------
           NAME                OPTIONS        OPTIONS      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   -------------   -----------   -------------   -----------   -------------
Richard N. Tinsley.........         --      $       --            --        600,000      $       --      $149,700
P. Kingston Duffie.........         --              --            --        300,000                        74,850
Terrence J. Schmid.........         --              --            --        950,000                        87,325
Michael A. Crumlin(1)......    233,500       5,356,794        51,500         75,000         370,156        18,713
Catherine Millet(2)........    161,500       4,338,069       601,500        100,000       4,187,944        24,950

---------------
(1) Includes 269,125 shares subject to repurchase as of December 31, 2000 by Turnstone Systems upon a termination of Mr. Crumlin's employment.

(2) Includes 355,500 shares subject to repurchase as of December 31, 2000 by Turnstone Systems upon a termination of Ms. Millet's employment.

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     Our 1998 Stock Plan, 2000 Stock Plan and 2000 Nonstatutory Stock Plan provide, under some circumstances, for accelerated vesting upon a change of control of Turnstone Systems. In the event we are acquired in a merger or asset purchase, each outstanding option and stock purchase right granted under our stock plans will vest to the extent that the option or stock purchase right would have been vested on the date twelve months following the effectiveness of the acquisition, and the successor corporation will assume or substitute an equivalent option for each outstanding option under our stock plans. In the event that the successor corporation refuses to assume or issue an equivalent option for each outstanding option, these options will become fully vested. Following an assumption or substitution in connection with a merger, if the successor corporation terminates an optionholder's status as an employee or consultant, other than for cause, within twelve months following the merger, then the optionholder's options will become fully vested. Furthermore, in the event of a merger, options or stock purchase rights held by an outside director will become fully vested.

     In January 1998, Richard N. Tinsley and P. Kingston Duffie each purchased 6,054,290 shares of our common stock, and M. Denise Savoie purchased 4,842,420 shares of our common stock under founders' restricted stock purchase agreements. These agreements contain vesting provisions that give us the option to repurchase unvested shares at the original purchase price if the purchaser's service to the company is terminated. In February 2001, upon the termination of Ms. Savoie's employment with us, we exercised our right to repurchase from her 1,109,722 unvested shares of our common stock at the original purchase price of $0.0005 per share, for an aggregate purchase price of $555.

     Further, pursuant to Messrs. Duffie and Tinsley's founder's restricted stock purchase agreements, upon a change of control of Turnstone Systems, in each case, 75% of the shares that have not yet vested will vest and will no longer be subject to repurchase by us. In each case, if his employment with the surviving corporation is terminated within twelve months following the change of control, then all of his shares that have not yet vested will vest and will no longer be subject to repurchase. Each month, 1/48 of the total shares purchased by each of these individuals becomes vested. All of Mr. Tinsley's shares and all of Mr. Duffie's shares will be fully vested on October 1, 2001.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the audit committee of the board of directors shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     In connection with the financial statements included in Turnstone Systems' Annual Report on Form 10-K for the year ended December 31, 2000, the audit committee (1) reviewed and discussed the audited financial statements with Turnstone Systems management; (2) discussed with KPMG LLP, independent auditors, the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with KPMG LLP the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the audit committee recommended to the board of directors of Turnstone Systems that these audited financial statements be included in Turnstone Systems' Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          Robert J. Finocchio, Jr.
                                          John K. Peters
                                          Andrew W. Verhalen

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the compensation committee of the board of directors shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     The compensation committee of the board of directors establishes our general compensation policies and the compensation plans and the specific compensation levels for senior executives, including our Chief Executive Officer.

  General Compensation Philosophy

     The primary objectives of our executive compensation policies include the following:

     - To attract, motivate, and retain a highly qualified executive management team;

     - To link executive compensation to our financial performance as well as to define individual management objectives established by the committee;

     - To compensate competitively with the practices of similarly situated technology companies; and

     - To create management incentives designed to enhance stockholder value.

     We compete in an aggressive and dynamic industry and, as a result, believe that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel are key factors to our future success. Our compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options and in certain instances, restricted stock granted to principal executive officers.

CASH COMPENSATION

     We seek to provide cash compensation to our executive officers, including base salary and an annual cash bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer's performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

     The salaries and cash bonuses of each of our executive officers, other than the Chief Executive Officer, were determined by the board of directors, upon the recommendation of the Chief Executive Officer. The Chief Executive Officer's base salary was determined by the board of directors, upon the recommendation of the committee. Richard N. Tinsley has served as Turnstone Systems' President and Chief Executive Officer since January 1998. During fiscal 2000, Mr. Tinsley's base annual salary was $190,000. Mr. Tinsley's base annual salary in fiscal 2001 will also be $190,000.

     Mr. Tinsley and P. Kingston Duffie, Chief Technology Officer, did not receive an incentive cash bonus for fiscal 2000. Terrence J. Schmid, Chief Financial Officer, received $38,120, Catherine Millet, Vice President, Engineering, received $65,628 and Michael A. Crumlin, Vice President, Sales, received $345,340 in cash bonus compensation. The compensation committee sets new goals for each of our executives as a whole each fiscal year on the basis of past performance and objective for the next fiscal year.

     Based on a review of public company proxy data, compensation data supplied by independent executive compensation research and consulting firms, and other relevant market data, the committee believes that cash compensation paid to our executive officers, including our Chief Executive Officer, were generally consistent with amounts paid to officers with similar responsibilities at similarly situated technology companies. We note that competition for qualified management and technical personnel in the technology industry is extremely intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, we believe that it will continue to be necessary to provide compensation packages, consisting of cash compensation and equity incentives, that are at least competitive with, and in certain instances superior to, compensation paid by other technology companies.

EQUITY-BASED COMPENSATION

     Stock Options. Stock options are periodically granted to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which is set at the fair market value of our common stock on the date the option is granted. In addition, employees must remain employed by us for a fixed period of time in order for the options to vest fully. Options generally vest over a four year period to encourage option holders to continue in our employ.

     All of the options granted to non-executive employees in the year ended December 31, 2000 were approved by the stock option grant committee, pursuant to its delegated authority. All of the options granted to executives in the year ended December 31, 2000 were approved by the compensation committee and the full board of directors. In making its determinations, the committee considers the employee's position at Turnstone Systems, such employee's individual performance, the number of options held (if any) and the extent to which such options are vested, and any other factors that the committee may deem relevant.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly-compensated executive officers. We may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the our current compensation plans and policies and proposed regulations interpreting this provision of the Code, we believe that, for the near future, there is little risk that we will lose any significant tax deduction for executive compensation.

                                          THE COMPENSATION COMMITTEE

                                          John K. Peters
                                          Geoffrey Y. Yang

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors and persons who own more than 10% of a registered class of our equity securities file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. These officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of forms we have received, or written representations from certain reporting persons, we believe that all of our executive officers and directors have complied with all applicable filing requirements since the date of our initial public offering in February 2000, other than the following:

          1. Mr. John K. Peters, one of our directors, filed a Form 4 in January 2001 to report the purchase of 5,000 shares of our common stock in November 2000 that was not previously reported in a timely manner as required by
     Section 16(a).

          2. Mr. Geoffrey Y. Yang, one of our directors, filed a Form 5 in February 2001 to report the purchase of 1,000 shares at our initial public offering in February 2000 that was not previously reported in a timely manner as required by Section 16(a).

                              CERTAIN TRANSACTIONS

     During fiscal 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party, in which the amount involved in the transaction exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are otherwise described under "Employment Agreements and Change in Control Agreements."

                              COMPANY PERFORMANCE

     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     The following performance graph compares the eleven-month cumulative total stockholder return assuming the investment of $100.00 on February 1, 2000 (the date our common stock commenced public trading) in each of our common stock, the Nasdaq Composite Index and the Nasdaq Telecommunications Index. The performance shown is based upon historical data. We caution you that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common stock.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                            TURNSTONE SYSTEMS, INC.,
                         THE NASDAQ COMPOSITE INDEX AND
                      THE NASDAQ TELECOMMUNICATIONS INDEX

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------
                           2/1/00  3/31/00  6/30/00  9/30/00  12/31/00
----------------------------------------------------------------------
 Turnstone Systems        $100.00  $118.56  $170.80   $95.62   $15.34
 Nasdaq Composite Index    100.00   112.85    97.88    90.64    60.97
 Nasdaq Telecomm. Index    100.00   105.96    86.29    72.34    45.92
----------------------------------------------------------------------

                                 OTHER MATTERS

     We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

     It is important that your shares be represented at the annual meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

     Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 are available without charge to our stockholders. Please send all written requests for copies to the attention of Albert Y. Liu, Secretary, at Turnstone Systems, Inc., 2220 Central Expressway, Santa Clara, California 95050.

                                          For the Board of Directors
                                          TURNSTONE SYSTEMS, INC.

                                          /s/ ALBERT Y. LIU

                                          Albert Y. Liu
                                          Secretary

Dated: April 10, 2001

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                           OF TURNSTONE SYSTEMS, INC.

PURPOSE:

     The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Turnstone Systems, Inc. and its subsidiaries (the "Company"), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

     The Audit Committee will consist of at least three (3) members of the Board and shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors.

     Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

          2. Assessing on a continuing basis the need to establish a formal internal audit function and reviewing on a continuing basis the activities, organizational structure and qualifications of the internal audit function once established.

          3. Reviewing and recommending the appointment of independent auditors to the Board of Directors to audit the financial statements of the Company.

          4. Meeting with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

          5. Reviewing with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

          6. Reviewing the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

          7. Reviewing with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also reviewing with financial management and the independent auditors their qualitative judgments about the appropriateness, not just acceptability, of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates.

          8. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

          9. Reviewing the performance of the independent auditors.

          10. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K.

          11. Overseeing compliance with SEC requirements for disclosure of auditor's services and audit committee members and activities.

          12. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act.

          13. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

          14. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

          15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

          16. Reviewing related party transactions for potential conflicts of interest.

          17. Performing other oversight functions as requested by the full Board of Directors.

          18. Providing sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present, Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

          19. Reviewing accounting and financial human resources and succession planning within the Company.

          20. Reporting the results of the annual audit to the Board of Directors. If requested by the Board, inviting the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions.

          21. Obtaining from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1.

          22. Reviewing the nature and scope of other professional services provided to the Company by the independent auditors and considering the relationship to the auditors' independence, and taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the independent auditors.

          23. Reviewing quarterly the Company's reserves, changes to reserves, and quarterly earnings release.

          24. Reviewing and reassessing the adequacy of the Audit Committee charter on an annual basis.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     The Audit Committee will meet prior to each of the Company's quarterly earnings announcements and will meet twice in connection with the Company's year-end, which meetings may exclude the Company's management. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

REPORTS:

     The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

     The Audit Committee will also prepare an annual report of the Audit Committee compliant with the rules and regulations of the Securities and Exchange Commission to be included as part of the proxy materials for the Company's annual meeting.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                   DETACH HERE

                                      PROXY

                             TURNSTONE SYSTEMS, INC.

                             2220 CENTRAL EXPRESSWAY
                          SANTA CLARA, CALIFORNIA 95050

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

        The undersigned holder of Common Stock of Turnstone Systems, Inc., a Delaware corporation (the "Company"), hereby appoints Richard N. Tinsley and Terrence J. Schmid, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the Company's 2001 Annual Meeting of Stockholders, to be held on Thursday, May 10, 2001, at 10:00 a.m., local time, at the Company's offices at 2220 Central Expressway, Santa Clara, California 95050 and at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
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

                                   DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1.  Election of Directors.

    Nominees: (01) Andrew W. Verhalen and (02) Geoffrey Y. Yang

                         FOR       WITHHELD
                         [ ]         [ ]

    [ ]
       -----------------------------------------------------------
    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

2.  The appointment of KPMG LLP as independent auditors.   FOR  AGAINST  ABSTAIN
                                                           [ ]    [ ]      [ ]

    In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN AND "FOR" THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

                              PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.


Signature:                                                  Date:
          -----------------------------------------------        ---------------

Signature:                                                  Date:
          -----------------------------------------------        ---------------